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                                                                   EXHIBIT 10.32

                                NEUROLOGIX, INC.
                                 2001 STOCK PLAN

      1. PURPOSES OF THE PLAN. The purposes of this Neurologix, Inc. 2001 Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock Awards also may be granted under the Plan.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Options or Restricted Stock Awards are, or will be, granted under the Plan.

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

            "Common Stock" means the common stock, par value $0.001 per share, of the Company.

            "Company" means Neurologix, Inc., a Delaware corporation.

            "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

            "Director" means a member of the Board.

            "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            "Employee" means any person, including officers and Inside
Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.
For purposes of an Option initially granted as an Incentive Stock Option, if a leave of
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absence of more than three months precludes such Option from being treated as an
Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

            "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            "Inside Director" means a Director who is an Employee.

            "IPO Effective Date" means the date on which the Securities and Exchange Commission declares effective a registration statement that describes the initial public offering of the Common Stock. No assurances are given that the Company will ever seek to effect or consummate an initial public offering.

            "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Restricted Stock Award grant. The Notice of Grant is part of the Option Agreement.

            "Option" means a stock option granted pursuant to the Plan.


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            "Option Agreement" means an agreement between the Company and an
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            "Optioned Stock" means the Common Stock subject to an Option.

            "Optionee" means the holder of an outstanding Option granted under the Plan.

            "Outside Director" means a Director who is not an Employee.

            "Parent" means a "parent corporation" of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

            "Plan" means this Neurologix, Inc. 2001 Stock Plan.

            "Restricted Stock" means shares of Common Stock acquired pursuant to a Restricted Stock Award under Section 11 of the Plan.

               "Restricted Stock Award Agreement" means a written agreement between the Company and the recipient of a Restricted Stock Award evidencing the terms and restrictions applying to stock granted under the Restricted Stock Award. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 in effect when discretion is being exercised with respect to the Plan.

            "Section 16(b)" means Section 16(b) of the Exchange Act.

            "Service Provider" means an Employee, Director, or Consultant.

            "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            "Stock Restriction Agreement" means an agreement between the Company and an Optionee or recipient of a Restricted Stock Award evidencing additional terms and restrictions of an individual grant. The Stock Restriction Agreement is subject to the terms and conditions of the Plan and the Option Agreement.

            "Subsidiary" means a "subsidiary corporation" of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold or granted under the


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Plan is 1,400,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that actually have been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant or sale under the Plan.

      4. ADMINISTRATION OF THE PLAN.

            (a) Procedure.

                  (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  (iii) Rule 16b-3. If the Company is subject to Section 16(b), the transactions contemplated hereunder shall (from the date that the Company is first subject to Section 16(b)), be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Options and Restricted Stock Awards may be granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Option and Restricted Stock Award granted hereunder;

                  (iv) to approve forms of agreement for use under the Plan;


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                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Restricted Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option or Restricted Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to reduce the exercise price of any Option to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (viii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (ix) to modify or amend each Option or Restricted Stock Award (subject to Section 13(c) of the Plan), including, subject to its discretion, to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (x) to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

                  (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Restricted Stock Award previously granted by the Administrator; and

                  (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations, and interpretations shall be final and binding on all Optionees and any other holders of Options or Restricted Stock Awards.

      5. ELIGIBILITY. Nonstatutory Stock Options and Restricted Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.


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      6. LIMITATIONS.

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, "Incentive Stock Options" include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that "exceed" the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Option or Restricted Stock Award shall confer upon an Optionee or Restricted Stock Award recipient any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall either interfere in any way with the Optionee's or recipient's right or the Company's right to terminate such relationship at any time, with or without cause.

      7. TERM OF THE PLAN. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

      8. TERM OF OPTIONS. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9. OPTION EXERCISE PRICE; EXERCISABILITY.

            (a) Exercise Price. The per-share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i) In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or


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                        (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per-Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option, the per-Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per-Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per-Share exercise price of less than 100% (or 110%, if clause (A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

      10. EXERCISE OF OPTIONS; CONSIDERATION.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. In the event that the Option Agreement does not provide for a vesting schedule, the applicable Option shall vest and become exercisable as to 1/3 of the Shares subject to the Option on each of the first three anniversaries of its date of grant . Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(e) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to


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the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option, as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c) and 10(d) of this Plan, the Option shall remain exercisable for three (3) months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b); however, if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three (3) months after the date of such cessation.

            (c) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

            (d) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death ((but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

            (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.


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            (f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) promissory note;

                  (iv) other Shares that (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b), have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                  (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii) any combination of the foregoing methods of payment; or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      11. RESTRICTED STOCK AWARDS.

            (a) Awards. The Administrator may issue Restricted Stock Awards (also, "Awards") either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Employees, Directors, and Consultants to whom, and the time or times at which grants of Restricted Stock Awards shall be made, the number of Shares to be awarded, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The terms and provisions of Restricted Stock Awards need not be the same with respect to each recipient.

            (b) Certificates. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with all of the then-applicable terms and conditions, specified by the Administrator at the time of grant.


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                  (i) The Administrator shall issue a stock certificate to each recipient of a Restricted Stock Award under the Plan. The Company shall register such certificate in the name of the recipient, and the certificate shall bear an appropriate legend (in addition to any other legend required or, in the discretion of the Administrator, desirable) referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

            "The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Neurologix, Inc. 2001 Stock Plan and an agreement entered into between the registered owner and Neurologix, Inc. Copies of such Plan and agreement are on file in the offices of Neurologix, Inc., 271-32E Grand Central Parkway, Floral Park, New York 11005."

                  (ii) The Administrator shall require that the stock certificates evidencing those Shares be held in custody by the Company until the restrictions on those Shares have lapsed. The Administrator also may require, as a condition of any Restricted Stock Award, that the recipient deliver a stock power, endorsed in blank, and any other documents relating to the Shares covered by that Award as the Administrator may in its sole discretion require.

            (c) Restrictions and Conditions. Shares that are the subject of a Restricted Stock Award shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the Award agreement, during a period set by the Administrator commencing with the date of the Award (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, hypothecate, assign, mortgage, or otherwise encumber Shares that are the subject of a Restricted Stock Award. Within these limits, the Administrator may provide for the lapse of restrictions in installments where the Administrator deems appropriate.

                  (ii) Except as provided in Section 11(c)(i) hereof, the recipient of a Restricted Stock Award shall have, with respect to the Shares that are the subject of the Award, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends. Certificates for Shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture with respect to such Shares shall have expired without forfeiture. In the event that the Restricted Stock Award Agreement does not specify when the risk of forfeiture shall expire with respect to the Shares, the risk of forfeiture shall lapse as to 1/3 of the Shares subject to the Restricted Stock Award Agreement on the each of the first three anniversaries of the grant of the Restricted Stock Award.

                  (iii) Subject to provisions of the Award agreement, upon termination of employment, directorship (if the award was based on service as a director), or consulting relationship with the Company for any reason during the Restriction Period, the recipient of a Restricted Stock Award shall forfeit all Shares still subject to restriction.

                  (iv) The Restricted Stock Award Agreement shall contain such other terms, provisions and conditions, not inconsistent with the Plan, as may be determined by the Administrator in its sole discretion.


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      12. NON-TRANSFERABILITY OF OPTIONS AND RESTRICTED STOCK AWARDS. Unless
determined otherwise by the Administrator, an Option or Restricted Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Restricted Stock Award transferable, such Option or Restricted Stock Award shall contain such additional terms and conditions as the Administrator deems appropriate.

      13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, OR ASSET SALE.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Restricted Stock Award, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or forfeiture of a Restricted Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option or Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, the determination of which shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Restricted Stock Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option otherwise would not be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after either transaction, the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or


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substantially all of the assets of the Company, (either event, a "Change in
Control"), then each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option or right for each outstanding Option, the Optionees shall fully vest in and have the right to exercise each outstanding Option as to all of the Optioned Stock covered thereby, including Shares that otherwise would not be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify all Optionees that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the consummation of the Change in Control, the consideration (whether stock, cash, or other securities property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option to be, for each Share of Optioned Stock subject to the Option, solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

      14. DATE OF GRANT. The date of grant of an Option or Restricted Stock Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Restricted Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      15. GRANT AGREEMENTS. The Administrator shall have the right to condition the grant of any award under the Plan upon the execution of an agreement by the recipient of the award, in form and substance satisfactory to the Administrator, which agreement shall specify the terms and conditions of such award. Such agreement may incorporate by reference one or more terms and conditions of this Plan or other relevant agreements as though such terms and conditions were set forth therein at length and contain such other terms, conditions, and provisions as the Administrator and Applicable Laws may require, including without limitation transfer restrictions, repurchase rights, rights of first refusal, non-compete, non-solicitation, work-product and confidentiality covenants, forfeiture provisions, representation and warranties of the recipient, and provisions to ensure compliance with Applicable Laws. To the extent of any conflict between any such agreement and the terms and conditions of the Plan, the Plan shall govern; provided, that in all cases, the Administrator shall determine and resolve any such conflict in its sole discretion, and such determination and resolution shall be final, binding and conclusive. The agreements evidencing awards under the Plan need not be uniform and may differ in form and in substance among recipients of awards, whether or not such recipients are similarly situated.

      16. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment if and to the extent necessary to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      17. CONDITIONS UPON ISSUANCE OF SHARES.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Restricted Stock Award unless the exercise of such Option or Restricted Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws. The exercise and issuance shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option or receipt of a Restricted Stock Award, the Company may require the person exercising such Option or receiving such Restricted Stock Award to represent and warrant to such matters, if any, as in the opinion of counsel for the Company are required or advisable, including, but not limited to, a representation and warranty that at the time of such exercise, the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

            (c) Additional Conditions. The Administrator shall have the authority to condition further the grant of any Option or Restricted Stock Award in any manner that the Administrator determines to be appropriate; provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, the obligation of Optionees to execute lock-up agreements, stock restriction agreements, and/or shareholder agreements at the time of exercise or in the future.

      18. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability with respect to its failure to issue or sell the Shares as to which such requisite authority shall not have been obtained.

      19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      20. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 20 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 20.

      21. WITHHOLDING; NOTICE OF SALE. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts that the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Option or Restricted Stock Award. Each Optionee who sells any Shares acquired upon exercise of an Incentive Stock Option shall, promptly after such sale, provide the Company with notice of such sale and such information regarding the sale as the Company reasonably shall request.

      22. GOVERNING LAW. This Plan shall be governed by the laws of the State of Delaware.

                                NEUROLOGIX, INC.

                                 2001 STOCK PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Neurologix, Inc. 2001 Stock Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

      [INSERT OPTIONEE'S NAME AND ADDRESS]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:


Date of Grant:

Vesting Commencement Date
      If Other Than the Date of Grant:

Exercise Price per Share: $

Total Number of Shares Covered
      by the option:

Type of Option:         Incentive Stock Option
                  -----
                        Non-statutory Stock Option
                  -----

Expiration Date:

Vesting Schedule: This Option may be exercised, in whole or in part, in accordance with the following schedule:

1/3 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, 1/3 SHALL VEST TWENTY-FOUR MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/3 SHALL VEST THIRTY-SIX MONTHS AFTER THE VESTING COMMENCEMENT DATE, SUBJECT TO THE OPTIONEE CONTINUING TO BE A SERVICE PROVIDER ON THOSE VESTING DATES.

Termination Period: This Option may be exercised for [THREE MONTHS] after the Optionee ceases to be a Service Provider, except that if such cessation results from the death or Disability of the Optionee, this Option may be exercised for [TWELVE MONTHS] after the Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Expiration Date as provided above, and in no event shall this Option be exercised for a greater number of Shares than the number that otherwise would have vested as of the date of cessation of status as a Service Provider.

II. AGREEMENT

      A. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). However, notwithstanding such designation, if the Optionee becomes eligible in any given year to exercise ISOs for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Non-statutory Stock Options ("NSOs"). In the previous sentence, "ISOs" include ISOs granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that "exceed" the $100,000 limit, ISOs shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      B. Exercise of Option.

            (1) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

            (2) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. In addition, the Optionee shall execute and deliver the Stock Restriction Agreement, in the form attached as Exhibit C. The Exercise Notice and Stock Restriction Agreement shall be completed by the Optionee and delivered to Martin J. Kaplitt, President of the Company. The Exercise Notice and Stock Restriction Agreement shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This

Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice and Stock Restriction Agreement accompanied by such aggregate Exercise Price.

            (3) Other Matters. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      C. Method of Payment.(1) Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof:

            (1) cash; or

            (2) check; or

            (3) such other form of consideration as the Administrator shall permit, provided that such form of consideration is permitted under the Plan.

      D. Non-Transferability of Option. Unless otherwise consented to in advance in writing by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

      E. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant (i.e., not beyond the expiration date provided for in the Notice of Grant) and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      F. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      1. Grant of the Option. The grant of an Option will not result in the imposition of a tax under the federal income tax laws.

      2. Exercising the Option.
            (a) Non-statutory Stock Option ("NSO"). The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having

--------
(1) Note that the Plan contains other alternatives that could be, but need not be, included here.

received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation, or collect from the Optionee and pay to the applicable taxing authorities, an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            (b) Incentive Stock Option ("ISO"). If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option on the date three (3) months and one (1) day following such change of status.

      3. Disposition of Shares.

            (a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

            (b) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or within two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

            (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall notify the Company promptly in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares payable in cash or out of the current earnings paid to the Optionee.

      G. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement and any exhibits to these documents constitute the entire agreement of the parties with respect to the subject matter hereof. They supersede entirely all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

      H. NO GUARANTEE OF CONTINUED SERVICE.

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION, OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      I. LOCK-UP AGREEMENT; OTHER AGREEMENTS. If requested by the Company at any time prior to the IPO Effective Date, the Optionee shall execute a lock-up agreement, in such form as the Administrator shall determine, precluding the Optionee from selling, pledging, hypothecating, selling short, or in any other manner transferring, during a period commencing on or about the IPO Effective Date and expiring on or about 180 days after the IPO Effective Date, any Shares owned by the Optionee as of the IPO Effective Date or acquired by the Optionee during such 180 day period. Should the Optionee fail to execute such agreement, the Optionee shall be deemed to be restricted, in the same manner as the Directors are restricted from selling any capital stock of the Company owned by such directors, from selling, pledging, hypothecating, selling short, or in any other manner transferring, during a period commencing on the IPO Effective Date and expiring 180 days after the IPO Effective Date, any Shares owned by the Optionee as of the IPO Effective Date or acquired by the Optionee during such 180-day period.

      If requested by the Administrator at the time of exercise of the Option, the Optionee shall execute such other agreements as the Administrator shall identify; provided that such agreements are comparable, in all material respects, to agreements that other holders of the Company's Common Stock have been, or will be, required to execute.

      J. OTHER PLANS. No amounts of income received by the Optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan, or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                           Neurologix, Inc.


Signature                           By


Print Name                          Title

                                    EXHIBIT A

                                NEUROLOGIX, INC.

                                 2001 STOCK PLAN

                                 EXERCISE NOTICE

Neurologix, Inc.
271-32 E Grand Central Parkway
Floral Park, New York  11005

Attention: [Title]

      1. EXERCISE OF OPTION. Effective as of today, ________________, 200_, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Neurologix, Inc. (the "Company") under and pursuant to the 2001 Stock Plan (the "Plan") and the Stock Option Agreement dated _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

      2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

      3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Unless the Company is a public corporation that has registered the shares issuable under the Plan under the Securities Act of 1933, the Purchaser confirms the representations set forth below:

            The Purchaser is acquiring the Shares for his/her own account and the Shares were acquired by him/her for the purpose of investment and not with a view to distribution or resale thereof in violation of the Securities Act of 1933 (the "Securities Act"). The Purchaser understands that none of the Shares has been registered under the Securities Act or any other applicable securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. The Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by him/her except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws. The Purchaser understands that the Company does not have any present intention and is under no obligation to register the Shares under the Securities Act and other applicable securities laws. The

      Purchaser further represents that he/she understands and agrees that all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

            The Purchaser is able to bear the economic risk of this investment, including a complete loss of the investment.

      4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

      5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement and any exhibits to any of these documents constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof. The documents comprising the agreement may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

Submitted by:                     Accepted by:

PURCHASER:                        Neurologix, Inc.

Signature                         By

Print Name                        Its

Address:

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED I, _______________________, hereby sell, assign, and transfer unto Neurologix, Inc. (the "Company") _________________________ (__________) shares of the Common Stock of the Company standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________________ to transfer the said stock on the books of the Company with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement by and between the Company and the undersigned dated ______________, _____.

Dated: _______________, ____


                                 -----------------------
                                 (signature)


                                 -----------------------
                                 (print name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT C

                                NEUROLOGIX, INC.

                             2001 STOCK OPTION PLAN

                           STOCK RESTRICTION AGREEMENT

      THIS STOCK RESTRICTION AGREEMENT (the "Agreement") is made as of the ____ day of ______________, ____, by and between Neurologix, Inc., a Delaware corporation (the "Company") and _____________________________ (the
"Shareholder").

RECITALS

      A. Pursuant to the exercise of a stock option (the "Option") or receipt of a Restricted Stock Award granted to the Shareholder under the Company's 2001 Stock Option Plan (the "Plan") on _______________ and pursuant to the Stock Option Agreement or Restricted Stock Award Agreement (together, the "Option Agreements") dated _______________ by and between the Company and the Shareholder with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference.

      B. As a condition to the Shareholder's election to exercise the Option or accept the Restricted Stock Award, Shareholder hereby executes and delivers this Stock Restriction Agreement, which sets forth certain rights and obligations of the parties with respect to the Shares acquired from the exercise of the Option or receipt of the Restricted Stock Award.

      In consideration of the mutual covenants set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. PURCHASE OF SHARES. The Shareholder agrees that the Shares shall be subject to the terms, conditions, and restrictions set forth in this Agreement. The Shareholder further agrees that any additional Shares acquired by the Shareholder shall be subject to the terms, conditions, and restrictions set forth in this Agreement.

      2. RESTRICTIONS ON TRANSFER. The Shareholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

            (a) Notice Requirement. If at any time the Shareholder proposes to sell or otherwise transfer or assign for cash, cash equivalents, or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her Shares (the "Offered Shares"), the Shareholder shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share, and all other material terms and conditions of the transfer.

            (b) Company Purchase. For thirty (30) days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Shareholder within such 30-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 2(c) of this Agreement.

            (c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Shareholder, and settlement shall be made at the principal office of the Company in cash within sixty (60) days after the Company receives the Transfer Notice; provided, however, that if the terms of payment set forth in the Shareholder's Transfer Notice were other than cash against delivery, the Company may pay for such Offered Shares on the same terms and conditions set forth in the Transfer Notice. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 6 of this Agreement shall be controlling, to the extent applicable, regarding any payment due with respect to the Company's purchase of the Offered Shares and shall not preclude a determination that "settlement" of the Company's purchase of the Offered Shares has been duly made pursuant to this
Section 2(c) if any payment due the Shareholder is deferred accordingly.

            (d) Sales Free of Restrictions. If the Company does not elect to purchase all of the Offered Shares, the Shareholder may, not sooner than thirty-five (35) nor later than one hundred twenty (120) days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within thirty (30) days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, again shall be subject to the right of first refusal of the Company and shall require compliance by the Shareholder with the procedures described in this Section 2.

            (e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 2:

                  (i) the Shareholder's transfer of any or all of the Shareholder's Shares, either during the Shareholder's lifetime or on death by will or the laws of descent and distribution, to one or more members of the Shareholder's immediate family, to a trust for the exclusive benefit of the Shareholder or such immediate family members, to any other entity owned exclusively by the Shareholder or such immediate family members, or to any combination thereof (each, a "Permitted Transferee"); provided, however, that no transfers made pursuant to any divorce or separation proceedings or settlements shall be exempt from this Section 2.

"Immediate family" shall mean spouse, children, grandchildren, parents, or siblings of the Shareholder, including in each case adoptive relations; or

                  (ii) any transfer pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

            Notwithstanding anything to the contrary contained elsewhere in this
Section 2, except with respect to a transfer pursuant to Section 2(e)(ii), any proposed transferee or Permitted Transferee of the Shareholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

            (f) Termination of Restrictions on Transfer. The foregoing restrictions on transfer shall terminate upon the date on which the Securities and Exchange Commission declares effective a registration statement that describes the initial public offering of the common stock of the Company, if an initial public offering is ever consummated (the "IPO Effective Date").

      3. EFFECT OF PROHIBITED TRANSFER. The Company shall not be required (a) to transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom such Shares have been so sold or transferred.

      4. COMPANY'S REPURCHASE OPTION.

            (a) Upon the termination of the Shareholder's employment or consulting relationship with the Company for any reason, the Company shall have the right and option to purchase, and the Shareholder or the Shareholder's personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, shall have the obligation to sell, any or all of the Shareholder's Shares, which option may be exercised at any time and from time to time by the Company by giving written notice to the Shareholder or personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, stating the number of Shares to be purchased; provided, however, that the repurchase right set forth herein may not be exercised by the Company at any time during the six-month period commencing on the date the Shareholder's Shares were issued. The purchase price for such Shares shall be determined pursuant to
Section 4(b) of this Agreement. Settlement of the purchase shall be made at the principal office of the Company within thirty (30) days after delivery of such written notice. In the discretion of the Board of Directors of the Company, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note shall provide for substantially equal installments, payable at least annually, over a period not to exceed five years, and shall accrue interest at the applicable federal mid-term rate in effect under Code section

1274(d) as of the settlement date, compounded annually. Notwithstanding the foregoing, the repurchase option of the Company described in this Section 4: (i) shall not be exercisable with respect to Offered Shares when the Company has a right to purchase such Offered Shares pursuant to Section 2(b) of this Agreement nor, if the Company does not elect to purchase all of the Offered Shares, during the period set forth in Section 2(d) of this Agreement in which the Offered Shares are transferable pursuant to the terms of the Transfer Notice; and (ii) shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act").

            (b) The purchase price for any Shares sold and purchased pursuant to this Section 4 shall be equal to their Fair Market Value. For purposes of this Agreement, the Fair Market Value of Shares shall be determined in good faith by the Board of Directors of the Company. In making such determination, the Board of Directors may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value, or any other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability.

      5. DRAG-ALONG RIGHT.

            (a) Notwithstanding anything contained herein to the contrary, if at any time a shareholder of the Company, or group of shareholders, owning a majority or more of the capital stock of the Company (hereinafter, collectively the "Transferring Shareholders") proposes to enter into any transaction involving a Change in Control (as defined in Section 5(b) below) that involves the sale, assignment, tender, or transfer of capital stock, the Company may require the Shareholder to participate in such Change in Control transaction with respect to all or such number of the Shareholder's Shares as the Company may specify in its discretion, by giving the Shareholder written notice thereof at least ten (10) days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Shareholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Shareholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Shareholder in immediately available funds. In addition, if at any time the Company and/or any Transferring Shareholders propose to enter into any Change in Control transaction, the Company may require the Shareholder to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving the Shareholder notice thereof within the time prescribed by law and the Company's Certificate of Incorporation and By-Laws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, the Shareholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change in Control transaction.

            (b) For purposes of this Section 5, a "Change in Control" shall mean any transaction involving:

                  (i) a change in ownership or control of the Company effected through any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock, or (D) any person who, immediately prior to the IPO Effective Date (if such effective date has occurred), owned more than 25% of the combined voting power of the Company's then outstanding voting securities), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

                  (ii) a change in ownership or control of the Company during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of the Directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (iii) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company's then outstanding voting securities; or

                  (iv) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

      6. COMPANY'S RIGHT TO DEFER PAYMENTS. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant, or indebtedness was created, incurred, or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment otherwise would have been made to the date when such payment actually is made, at a rate that is equal to the prime rate of interest published in the Wall Street Journal from time to time during the period of such deferral, but in no event shall such rate of interest exceed ten percent (10%) per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

      7. RESTRICTIVE LEGEND. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

           The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase, and a market stand-off agreement set forth in a certain Stock Restriction Agreement between the Company and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the Company upon appropriate request and without charge.

           The securities represented by this stock certificate have not been registered under the Securities Act or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Securities Act or the State Acts.

      8. INVESTMENT REPRESENTATIONS. The Shareholder represents, warrants, and covenants as follows:

            (a) Shareholder is purchasing the Shares for the Shareholder's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act or any rule or regulation under the Securities Act.

            (b) Shareholder has had such opportunity as the Shareholder deems adequate to obtain from representatives of the Company such information as is necessary to permit the Shareholder to evaluate the merits and risks of the Shareholder's investment in the Company.

            (c) Shareholder has sufficient experience in business, financial, and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

            (d) Shareholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

            (e) Shareholder understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred, or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year (or, if the Shares were acquired in compliance with Rule 701 of the Securities Act, ninety (90) days after the IPO Effective
Date) and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are met; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company, and the Company has no obligation or current intention to register the Shares under the Securities Act.

      9. ADJUSTMENTS FOR STOCK SPLITS, STOCK DIVIDENDS, ETC.

            (a) If from time to time there is any stock split, reverse stock split, stock dividend, combination, or other reclassification of the Common Stock of the Company, any and all new, substituted, or additional securities to which the Shareholder is entitled by reason of his or her ownership of the Shares shall be subject immediately to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares are subject.

            (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange, or distribution in the same manner and to the same extent as the Shares.

      10. MARKET STAND-OFF. Following the IPO Effective Date, the Shareholder, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, as part of any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to a donee who agrees to be similarly bound) any securities of the Company held by the Shareholder at any time during such period except Common Stock (or other securities) included in such registration; provided however, that:

            (a) such agreement shall be applicable only to the first such registration statement of the Company that covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

            (b) all officers and directors of the Company and all persons with registration rights with respect to the Company's capital stock enter into similar agreements.

      11. WITHHOLDING TAXES. The Shareholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Shareholder any federal, state, or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Shareholder.

      12. INVALIDITY OR UNENFORCEABILITY. It is the intention of the Company and the Shareholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Shareholder agree that, if allowed by law, that provision shall be reduced only to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

      13. WAIVER. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

      14. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Shareholder and their respective heirs, executors, administrators, legal representatives, successors, and assigns, subject to the terms, conditions and restrictions on transfer set forth in
Section 2 of this Agreement. The Company may assign its rights under this Agreement to a third party, provided such assignee agrees to be bound by all of the Company's obligations under this Agreement.

      15. NO RIGHTS TO EMPLOYMENT. Nothing contained in this Agreement shall be construed as giving the Shareholder any right to be retained, in any position, as an employee or consultant of the Company for any period of time or to restrict the Company's right to terminate the Shareholder's employment or consulting relationship at any time with or without cause or notice.

      16. NOTICES. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to the Shareholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

      17. PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice-versa.

      18. SHAREHOLDER. Whenever the word "Shareholder" is used in any provision of this Agreement under circumstances in which the provision should logically be construed, as determined by the Board of Directors of the Company, to apply to the Shareholder's estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors, or assignees, the word "Shareholder" shall be deemed to include such persons.

      19. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

      20. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Shareholder.

      21. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without application of the principles of conflict of laws thereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          NEUROLOGIX, INC.


                                          By:___________________________

                                          Title:


                                          SHAREHOLDER


                              Signature:  ______________________________

                              Print Name: ______________________________

                              Address:    ______________________________